UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 29, 2011 (October 7, 2011)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment  No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by BreitBurn Energy Partners L.P. (the “Partnership”) on October 7, 2011 in connection with an acquisition completed by its wholly owned subsidiary, BreitBurn Operating L.P. (“BreitBurn Operating”).

On October 7, 2011, the Partnership filed a Current Report on Form 8-K in connection with its completion of an acquisition of certain assets (the “Cabot Assets”) from Cabot Oil & Gas Corporation (“Cabot”).  The Cabot Assets acquired by BreitBurn Operating under the Asset Purchase Agreement (the “Purchase Agreement”) with Cabot consist of oil and gas properties which are approximately 95% natural gas reserves and are located primarily in the Evanston and Green River Basins of Southwest Wyoming.  The Cabot Assets also include limited acreage and non-operated oil and gas interests in Colorado and Utah.  Pursuant to the terms and conditions of the Purchase Agreement, BreitBurn Operating completed the acquisition of the Cabot Assets in exchange for $283 million in cash, subject to ordinary adjustments (the “Cabot Acquisition”).  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, previously filed on July 29, 2011 as Exhibit 10.1 to our Current Report on Form 8-K.

The Current Report on Form 8-K filed October 7, 2011 is being amended by this Amendment No. 1 to update the pro forma financial information with respect to the Cabot Acquisition for the period ended September 30, 2011. No other amendments to the Form 8-K filed on October 7, 2011 are being made by this Amendment No. 1.

Item 9.01  Financial Statements and Exhibits.

(b)  Pro forma financial information.

The unaudited pro forma combined balance sheet of the Partnership as of September 30, 2011 and the unaudited pro forma combined statements of operations for the  nine months ended September 30, 2011 and the related notes thereto, which give effect to the Cabot Acquisition, are attached hereto as Exhibit 99.1.

(d)  Exhibits.

Exhibit No.	Exhibit Description

99.1
Unaudited pro forma combined balance sheet of the Partnership as of  September 30, 2011 and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2011 and the related notes thereto, which give effect to the Cabot Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: November 29, 2011	By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer